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Exhibit 23.1
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Form 10-K.



                                                       ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 26, 1996

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